UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2005
IDENIX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49839	45-0478605

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street, Cambridge, MA	02139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 995-9800

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-1.1 Underwriting Agreement
Ex-5.1 Opinion & Consent of Wilmer Cutler Pickering
Ex-99.1 Press Release dated October 26, 2005

Item 8.01. Other Events.
     On October 25, 2005, Idenix Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. and the selling stockholders named therein, relating to the sale of 8,220,527 shares of the Company’s common stock, $0.001 par value per share. Of such shares, 7,278,020 shares are being issued and offered by the Company and 942,507 shares are being offered by certain stockholders. The price to the public is $20.61 per share, and the Company anticipates gross proceeds from this offering of $150 million. The selling stockholders have granted to the underwriters a 30-day option to purchase from the selling stockholders up to 1,130,387 shares of common stock to cover over-allotments, if any.
     Of the 7,278,020 shares of common stock being offered by the Company, 3,939,131 shares are being offered to Novartis Pharma AG (“Novartis”). If Novartis purchases all of these shares it will continue to own approximately 56% of the Company following the offering. The underwriters will not receive any underwriting discount or commission on the sale of these shares to Novartis.
     The offering of such shares of common stock was registered pursuant to a Registration Statement on Form S-3 (File No. 333-127710) which was declared effective by the Securities and Exchange Commission (the “Commission”) on September 14, 2005, and a Registration Statement on Form S-3 (File No. 333-129213) pursuant to Rule 462(b) of the Securities Act of 1933, as amended, filed with the Commission on October 24, 2005. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The Company’s press release announcing the pricing of the offering is filed as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDENIX PHARMACEUTICALS, INC.
Date: October 26, 2005	By:	/s/ Andrea J. Corcoran
Andrea J. Corcoran
Executive Vice President, Legal and Administration

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 25, 2005, by and among the Company and Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc., as the underwriters. and the selling stockholders names therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press release issued by Idenix Pharmaceuticals, Inc., dated October 26, 2005.